Rule 497(e)

File Nos. 333-70963 and 811-09201

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company

In connection with its COLI VUL-2 Series Account

SUPPLEMENT DATED September 7, 2006

To the Prospectus dated May 1, 2006

Effective November 3, 2006, DWS Dreman Small Cap Value VIP will change its name to DWS Dreman Small Mid Cap Value VIP.

The foregoing change should be reflected on page 14 of your Prospectus.

Effective November 3, 2006, the investment objective for the DWS Dreman Small Mid Cap Value VIP on page 13 of your Prospectus is deleted in its entirety and replaced with the following:

DWS Dreman Small Mid Cap Value VIP – Class A shares seeks long term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size U.S. companies. The Fund defines small companies as those that are similar in market value to those in the Russell 2000 Value Index (as of June 30, 2006, the Russell 2000 Value Index had a median market capitalization of $602 million). The Fund defines mid-size companies as those that are similar in market value to those in the Russell Midcap Value Index (as of June 30, 2006, the Russell Midcap Value Index had a median market capitalization of $3.84 billion). The Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each index. Sub-advised by Dreman Value Management LLC.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006. Please keep this supplement for future reference.